UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2014

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, CO	80903
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On August 15, 2014, Century Resorts Alberta Inc. (“CRA”) and Century Casino Calgary Inc. (“CAL”), which are wholly owned subsidiaries of Century Casinos, Inc. (the “Company”), entered into the Amended and Restated Credit Agreement (the “BMO Credit Agreement”) with the Bank of Montreal (“BMO”).  The BMO Credit Agreement amends and restates the Credit Agreement, dated May 23, 2012, among CRA, CAL and BMO.

The BMO Credit Agreement includes an additional credit facility of CAD 11.0 million to provide additional financing for the construction and development of a Racing Entertainment Center (“REC”) in Balzac, a  north metropolitan area of Calgary, Alberta, Canada, which the Company will operate as Century Downs Racetrack and Casino (the “REC Project”).  The BMO Credit Agreement has a term of five years and is guaranteed by the Company. Subject to the terms of the BMO Credit Agreement, the Company may choose to reduce the balances outstanding under Credit Facility A, Credit Facility B and Credit Facility C, each as described below, by prepaying the loans in advance without penalty.

The BMO Credit Agreement consists of the following four credit facilities:

1.

Credit Facility A is a CAD 1.0 million revolving credit facility, which may be used for general corporate purposes, including for the payment of costs related to the BMO Credit Agreement, ongoing working capital requirements and operating regulatory requirements.

2.

Credit Facility B is a CAD 24.1 million committed, non-revolving, reducing standby facility, which may be used for (i) working capital or general corporate purposes or (ii) the construction and development of the REC Project, up to a maximum of CAD 13.0 million. Once the principal amount of an advance under Credit Facility B has been repaid, it cannot be re-borrowed. As of August 18, 2014, the Company has borrowed CAD 12.5 million under Credit Facility B and has CAD 11.6 million that remains available for borrowing under Credit Facility B.

3.

Credit Facility C is a CAD 11.0 million revolving credit facility, which may be used as additional financing of the REC Project. The Company may re-borrow the principal amount within the limits described in the BMO Credit Agreement for Capital Expenditures or Permitted Investments, each as defined in the BMO Credit Agreement.

4.	Credit Facility D is a CAD 3.0 million treasury risk management facility.

The interest rates of the credit facilities under the BMO Credit Agreement are as follows:

1.	Advances under Credit Facility A may be in the form of:
a.	Advances denominated in CAD and bearing interest at BMO’s floating rate for loans made in CAD plus a margin;
b.	Advances denominated in USD and bearing interest at BMO’s floating rate for loans made in USD plus a margin; and/or
c.	Issuances of a CAD letter of credit (with a maximum face value of CAD 100,000), bearing interest at a floating margin rate.

2.	Advances under Credit Facility B may be in the form of:
a.	Advances denominated in CAD and bearing interest at BMO’s floating rate for loans made in CAD plus a margin (in a minimum amount of CAD 500,000 and in CAD 100,000 increments thereafter);
b.	Advances denominated in USD and bearing interest at BMO’s floating rate for loans made in USD plus a margin (in a minimum amount of $500,000 and in $100,000 increments thereafter);
c.	Advances denominated in USD and bearing interest at the LIBOR rate fixed for 1–6 months (in a minimum amount of $1 million and $500,000 increments thereafter); and/or
d.	A Banker’s Acceptance denominated in CAD and bearing interest at a fixed rate for 1–6 months (in a minimum amount of CAD 1 million and in CAD 500,000 increments thereafter).

3.	Advances under Credit Facility C may be in the form of:
a.	Advances denominated in CAD and bearing interest at BMO’s floating rate for loans made in CAD plus a margin;
b.	Advances denominated in USD and bearing interest at BMO’s floating rate for loans made in USD plus a margin; and/or
c.	Issuances of a CAD letter of credit (with a maximum face value CAD 100,000), bearing interest at floating margin rate.

4.

Longer term fixed rates of interest, up to and including the full five year term of the BMO Credit Agreement, can be achieved through the use of interest rate swaps with a deemed risk up to the maximum amount of Credit Facility D.

a.	Not less than 50% of the advances under Credit Facility B must be made under interest rates fixed for not less than two years.

5.

Any funds that are not drawn down under either Credit Facility A, B  or C are classified as a CAD Standby Facility and may be subject to standby fees ranging from 0.50% to 0.75% calculated daily and payable quarterly in arrears.

This summary of the BMO Credit Agreement is qualified in its entirety by reference to the text of the BMO Credit Agreement,  a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.8A and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As previously disclosed by the Company, on November 11, 2013, the Compensation Committee of the Company amended the employment agreements of the Company’s Co CEOs, Erwin Haitzmann and Peter Hoetzinger (the “Co CEOs”), to require that each Co CEO use the after-tax amount of EUR 37,500 of such Co CEO’s salary each year to purchase additional shares of the Company’s common stock.

On August 15, 2014, the Compensation Committee of the Company approved a resolution to amend the Company’s employment agreement with each Co CEO to provide that the Co CEO has a three-year time period, which began on January 1, 2014, to complete the purchase of additional shares of the Company’s common stock using the after-tax amount of EUR 112,500 of such Co CEO’s salary.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.8A	Amended and Restated Credit Agreement dated as of August 15, 2014, by and among Century Resorts Alberta Inc. and Century Casino Calgary Inc. and the Bank of Montreal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: August 19, 2014	By: /s/ Margaret Stapleton
Margaret Stapleton
Executive Vice President and Principal Financial/Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.8A	Amended and Restated Credit Agreement dated as of August 15, 2014, by and among Century Resorts Alberta Inc. and Century Casino Calgary Inc. and the Bank of Montreal.